CASH	12 Months Ended
Dec. 31, 2016
CASH
CASH

5.CASH

Cash represents cash on hand and bank deposits. To limit exposure to credit risk relating to bank deposits, the Group primarily places bank deposits with large financial institutions in the PRC with acceptable credit rating. As of December 31, 2015, the Group had cash balances at three PRC individual financial institutions that held cash balances in excess of 10% of the Group’s total cash balances. As of December 31, 2016, the Group had cash balances at three PRC and one Hong Kong individual financial institutions that held cash balances in excess of 10% of the Group’s total cash balances. These bank deposits collectively accounted for approximately 93% and 74% of the Group’s total cash balances as of December 31, 2015 and 2016, respectively.